Supplement dated June 22, 2021
to the Prospectus dated May 11, 2021 for
Schwab Advisor Choice Variable Annuity™
And to the Prospectus dated May 11, 2021 for
Schwab OneSource Choice Variable Annuity™
Issued by
Great-West Life & Annuity Insurance Company
Variable Annuity 1 Series Account

And to the Prospectus dated May 10, 2021 for
Schwab Advisor Choice Variable Annuity™
And to the Prospectus dated May 10, 2021 for
Schwab OneSource Choice Variable Annuity™
Issued by
Great-West Life & Annuity Insurance Company of New York
Variable Annuity 1 Series Account of New York

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Your rights and obligations under the Contract or Policy and your contract value did not change as a result of the Transaction. The fees and charges under the Contract or Policy did not change and there are no tax consequences to you as a result of the Transaction. If you have contract value allocated to the Sub-Account(s) that invest in the Ivy Funds, you will remain invested in the Sub-Account(s) unless you send us instructions to transfer or re-allocate your contract value. In addition, if you have an automatic allocation to the Sub-Account(s) pursuant to a dollar cost averaging program or automatic rebalancing program, we will continue to allocate such amounts to the Sub-Account(s) unless you provide us with different allocation instructions. [Protective Life, please confirm.]

As a result of the Transaction, effective July 1, 2021 (the “Effective Date”), the Ivy Funds will be renamed as follows:

  Ivy VIP International Core Equity Fund will be renamed the Delaware Ivy VIP International Core Equity Fund. Accordingly, as of the Effective Date, all references to Ivy VIP International Core Equity in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP International Core Equity.

In addition, as of the Effective Date, the investment adviser and sub-advisers for the Ivy Funds will be as follows:

Former Name	New Name	New Investment Adviser/Sub-Advisers
Ivy VIP International Core Equity	Delaware Ivy VIP International Core Equity	Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL)

For additional details regarding changes to the Ivy Funds, please refer to the prospectus for each Fund. If you have any questions about how the Transaction affects you, or if you wish to obtain a prospectus for the Ivy Funds or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

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